SIGNATURE PAGE OF PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                                       FOR
                                  EILISH LEVENE

                       INDIVIDUAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

--------------------------------------------------------------------------------
                                    NUMBER OF SHARES 60,000 x $0.125 = $ 7,500
                                                     ------   ------     ------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     X   /s/ Eilish Levene
    ----------------------------------------    --------------------------------
    Signature                                  Signature (if purchasing jointly)

       Eilish Levene
    ----------------------------------------    --------------------------------
    Name Typed or Printed                       Name Typed or Printed

       7 Ardley Road
    ----------------------------------------    --------------------------------
    Address                                     Address

    Kings Heath, Birmingham               UK
    ----------------------------------------    --------------------------------
    City, State and Zip Code                    City, State and Zip Code


    Telephone - Business                        Telephone - Business


    Telephone - Residence                       Telephone - Residence


    Facsimile - Business                        Facsimile - Business


    Facsimile - Residence                       Facsimile - Residence


    Tax ID# or Social Security                  Tax ID# or Social Security

Name in which Shares should be issued:    Eilish Levene
                                       -----------------------------------------

Dated:
         -----------------------------------

This Subscription Agreement is agreed to and accepted as of  October 28, 2000
                                                            --------------------

                            IGOHEALTHY.COM, INC.

                                    /s/ Bill Glaser
                                    ------------------
                            Name:    Bill Glaser
                            Title:   Secretary and Chief Operating Officer

                                       88